UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2018

CLS HOLDINGS USA, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-174705	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11767 South Dixie Highway, Suite 115
Miami, Florida	33156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 438-9132

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 5, 2018, CLS Holdings USA, Inc. (the “Company”) issued a convertible promissory note to Newcan Investment Partners LLC, an entity owned by Frank Koretsky, a director of the Company, in the amount of $115,000.00 (the “Koretsky Note”), and to Jeffrey Binder, an officer and director of the Company, in the amount of $165,360.19 (the “Binder Note” and, together with the Koretsky Note, the “Notes”), to finalize the terms of repayment with respect to certain loans made to the Company by Newcan Investment Partners LLC and Mr. Binder between October, 13, 2017 and December 27, 2017, and certain compensation payable to Mr. Binder as of November 30, 2017. The Notes, which otherwise contain identical terms, are unsecured and bear interest at the rate of 10% per annum. No payments are required until April 1, 2019, at which time all accrued interest becomes due and payable. Principal will be paid in eight equal quarterly installments, together with interest accrued thereon, beginning on July 1, 2019. The Notes may be prepaid by the Company with no penalty at any time upon thirty days written notice.

The holder of each Note may, at any time prior to payment or prepayment in full, convert all principal and accrued interest thereunder, in whole or in part, into securities of the Company. For each $0.3125 converted, the holder will receive one share of the Company’s common stock.

  The Koretsky Note and Binder Note are incorporated as Exhibits 10.1 and 10.2, respectively, to this Report and the summary description of the terms thereof contained herein is qualified in its entirety by reference to Exhibit 10.1 and 10.2.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Convertible Promissory Note dated January 5, 2018 in favor of Newcan Investment Partners LLC in the original principal amount of $115,000.00.

10.2	Convertible Promissory Note dated January 5, 2018 in favor of Jeffrey Binder in the original principal amount of $165,360.19.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

Date: January 5, 2018	By: /s/ Jeffrey I. Binder
Jeffrey I. Binder Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Convertible Promissory Note dated January 5, 2018 in favor of Newcan Investment Partners LLC in the original principal amount of $115,000.00.

10.2	Convertible Promissory Note dated January 5, 2018 in favor of Jeffrey Binder in the original principal amount of $165,360.19.